Exhibit 10.22

AMENDMENT NO. 1 TO
LIMITED LIABILITY COMPANY AGREEMENT
OF
OCI WYOMING LLC
November 5, 2015
This Amendment No. 1 (this “Amendment”) to the Limited Liability Company Agreement of OCI Wyoming LLC (the “Company”), dated as of June 30, 2014 (the “LLC Agreement”) is hereby adopted effective as of the date hereof by the board of managers of the Company (the “Board”). Capitalized terms used but not defined herein have the respective meanings given to such terms in the LLC Agreement. Each reference to “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement” in the LLC Agreement shall, from and after the effective date of this Amendment, refer to the LLC Agreement as amended by this Amendment.
WHEREAS, Section 8.1(a) of the LLC Agreement provides that the LLC Agreement may be amended by the affirmative vote of a majority of the members of the Board; and
WHEREAS, acting pursuant to the power and authority granted to it under Section 8.1(a) of the LLC Agreement, the Board has unanimously adopted and approved a resolution to amend the LLC Agreement to, among other things, change the name of the Company.
NOW THEREFORE, the Board does hereby amend the LLC Agreement as follows:
Section 1. Amendments.

(a)	Section 1.2 of the LLC Agreement is hereby deleted in its entirety and the following shall be substituted in its place:
“Name. The name of the Company is Ciner Wyoming LLC, a Delaware limited liability company.”

(b)	The definition of “Company” in Section 1.7 of the LLC Agreement is hereby deleted in its entirety and the following definition shall be substituted in its place:
“Company” means Ciner Wyoming LLC as continued pursuant to this Agreement and the reconstituted company continuing the business of this Company in the event of a dissolution as provided in Section 10 hereof.

(c)	All other references to “OCI Wyoming LLC” in the LLC Agreement shall be deemed to refer to “Ciner Wyoming LLC.”

(d)	All references to “OCI Enterprises Inc.” in the LLC Agreement shall be deemed to refer to “Ciner Enterprises Inc.”

(e)	All references to “OCI Chemical Corporation” in the LLC Agreement shall be deemed to refer to “Ciner Resources Corporation.”

(f)	All references to “OCI Resource Partners LLC” in the LLC Agreement shall be deemed to refer to “Ciner Resource Partners LLC.”

(g)	All references to “OCI Resources LP” in the LLC Agreement shall be deemed to refer to “Ciner Resources LP.”
Section 2. Except as expressly modified and amended herein, the LLC Agreement shall remain unchanged and in full force and effect.
Section 3. This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

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IN WITNESS WHEREOF, the undersigned has executed this Amendment on this 5th day of November, 2015.

By: /s/ Kevin Kremke
Name: Kevin Kremke
Title: Treasurer